Exhibit 10.2

Effective September 30, 2020

Brett Shepard, Chief Accounting Officer

BBX Capital Corporation

401 East Las Olas Boulevard

Suite 800

Fort Lauderdale, Florida 33301

Re:Senior Secured Loan Facility in the amount of $50,000,000.00 made on March 6, 2018 (the "Loan") by IBERIABANK, a division of First Horizon Bank, a Tennessee state-chartered bank, formerly known as IBERIABANK, a Louisiana state-chartered bank, in its capacity as Administrative Agent and a Lender and BBX CAPITAL CORPORATION, a Florida corporation, FOOD FOR THOUGHT RESTAURANT GROUP-FLORIDA, LLC, a Florida limited liability company, BBX CAPITAL FLORIDA LLC, a Florida limited liability company, WOODBRIDGE HOLDINGS CORPORATION, a Florida corporation, formerly known as WOODBRIDGE HOLDINGS, LLC, a Florida limited liability company and BBX SWEET HOLDINGS, LLC, a Florida limited liability company, collectively, as Borrowers

Dear Brett:

In connection with the above referenced Loan, the Borrowers have requested that the Lender terminate and close out the Loan effective as of September 30, 2020.  This letter shall serve as Lender's confirmation of the termination and closing out of the Loan effective as of September 30, 2020, the returning of the "Notes" (as hereinafter defined) and other "Loan Documents" (as hereinafter defined) and the release and return of the "Stock Certificate" (as hereinafter defined).

In furtherance of the foregoing, please note that effective as of September 30, 2020:

1.

The Loan is hereby terminated and,  except with respect to any terms and conditions of that certain Loan and Security Agreement dated March 6, 2018 by and between the parties set forth above, as amended by that certain Loan Extension and Modification Agreement dated July 17, 2019, by and between the parties set forth above (collectively, and as further amended, the "Loan Agreement") and any of the other "Loan Documents" as defined in the Loan Agreement, which, by their express terms shall survive the expiration and/or termination of the Loan, the Borrowers shall not have any further obligations and/or liabilities under the Loan and the Loan Documents.

2.

BBX Capital Corporation, a Florida corporation ("BBX Capital") is hereby released from its liabilities and obligations under that certain Pledge and Security Agreement dated March 6, 2018 made by BBX Capital in favor of Lender, as

Letter to Brett Sheppard, CAO, BBX Capital Corporation

Effective September 30, 2020

amended and restated by that certain Amended and Restated Pledge and Security agreement dated July 17, 2019 made by BBX in favor of Lender  (collectively, the "Pledge Agreement"), which Pledge Agreement is hereby terminated and rendered of no further force and/or effect  (except with respect to any terms and conditions of the Pledge Agreement, which, by their express terms shall survive the expiration and/or termination of the Loan).

3.	No later than five (5) business days from the date of this letter, Lender shall return to Borrowers the following:
(a)	the original Revolving Promissory Note dated March 6, 2018 in the original principal amount of $35,000,00.00 made by Borrower and payable to Lender and marked "Paid in Full";
(b)	the original Revolving Promissory Note dated March 6, 2018 in the original principal amount of $15,000,00.00 made by Borrower and payable to City National Bank of Florida and marked "Paid in Full";
(c)	the original Stock Certificate No. 004 representing 14,500 shares of common stock in Woodbridge Holdings Corporation, a Florida corporation (the "Stock Certificate"); and
(d)	the original Pledge Agreement.

Please evidence your agreement and acceptance to the terms and condition of this letter by having each Borrower sign and date in the applicable space below its respective signature block on the following page.

This letter may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

IBERIABANK, a Louisiana state-chartered bank, as Administrative Agent and a Lender

By:/s/J. Scott McCleneghen J. Scott McCleneghen, Executive Vice President

[BORROWERS' SIGNATURES APPEAR ON FOLLOWING PAGE]

Letter to Brett Sheppard, CAO, BBX Capital Corporation

Effective September 30, 2020

BORROWER:	BORROWER:
BBX CAPITAL CORPORATION, a Florida corporation	FOOD FOR THOUGHT RESTAURANT GROUP-FLORIDA, LLC, a Florida limited liability company

By:/s/Raymond S. Lopez Raymond S. Lopez, Executive Vice President and Chief Financial Officer Date: September 29, 2020	By:/s/Raymond S. Lopez Raymond S. Lopez Chief Financial Officer Date: September 29, 2020

BORROWER:	BORROWER:
BBX CAPITAL FLORIDA LLC, a Florida limited liability company	WOODBRIDGE HOLDINGS CORPORATION, a Florida corporation, formerly known as WOODBRIDGE HOLDINGS, LLC, a Florida limited liability company

By: Raymond S. Lopez Raymond S. Lopez Chief Financial Officer Date: September 29, 2020	By: Raymond S. Lopez Raymond S. Lopez Chief Financial Officer and Treasurer Date: September 29, 2020

BORROWER:	LENDER:
BBX SWEET HOLDINGS, LLC, a Florida limited liability company	CITY NATIONAL BANK OF FLORIDA, a national banking association
By:/s/ Raymond S. Lopez Raymond S. Lopez Chief Financial Officer Date: September 29, 2020	By:/s/ Barbara Burke Print Name: Barbara Burke Title: Managing Sr. Vice President Date: September 29, 2020